UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 25, 2012

NEOSTEM, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33650 (Commission File Number)	22-2343568 (IRS Employer Identification No.)

420 Lexington Avenue, Suite 450, New York, New York 10170

(Address of Principal Executive Offices)(Zip Code)

(212) 584-4180

Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure.

NeoStem, Inc. (“NeoStem” or the “Company”) intends, from time to time, to utilize at various industry and other conferences a slide presentation. The slide presentation is accessible on NeoStem’s website at www.neostem.com and is being furnished as Exhibit 99.1 hereto. NeoStem undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K under Item 7.01 is being furnished pursuant to Item 7.01 of Form 8-K.  In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including, without limitation, Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  The information in this Current Report on Form 8-K, including, without limitation, Exhibit 99.1, shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 8.01 Other Events

On January 25, 2012, Amorcyte, LLC, a wholly-owned subsidiary of the Company, issued a press release announcing the enrollment of the first patient in its PreSERVE Phase 2 trial of AMR-001, its lead product candidate for the treatment of acute myocardial infarction. A copy of this press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated into this Item 8.01 by reference.

Forward Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1 hereto, contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically preceded by words such as “believes,” “expects,” “anticipates,” “intends,” “will,” “may,” “should,” or similar expressions, although some forward-looking statements are expressed differently. Forward-looking statements represent the Company’s management judgment regarding future events. Although the Company believes the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than the statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company’s actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under “Risk Factors” contained in the Company’s reports filed with the Securities and Exchange Commission (the “SEC”).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Slide presentation of NeoStem, Inc., dated January 2012
99.2	Press Release dated January 25, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOSTEM, INC.

By:	/s/ Catherine M. Vaczy
Name:	Catherine M. Vaczy, Esq.
Title:	Vice President and General Counsel

Dated: January 26, 2012